UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 19, 2009


                               VERIFY SMART CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                       333-136492                20-5005810
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

Fort Legend Towers, Suite 2002 - 3rd Avenue corner 31st Street E-Square, Fort Bonifacio Global City, Taguig Metro Manila, Philippines
         (Address of principal executive offices)                (Zip Code)

      Registrant's telephone number, including area code 011-632-755-8870

                      20048 Chase Street #43, Winnetka, CA
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective March 25, 2009, we entered into a joint venture agreement with Verified Capital Corp. and Verified Transactions Corp. relating to the formation and operation of a joint venture corporation that will sell internet security software for credit card fraud prevention. Upon the satisfaction of customary closing conditions, we will contribute an aggregate of $5,000,000 to the joint venture corporation, payable as to $2,000,000 by May 1, 2009 and $3,000,000 by July 1, 2009, for a 70% interest in the joint venture corporation.

In addition to the foregoing, Verified Transactions Corp. will grant to the joint venture corporation a 25 year worldwide exclusive license to market and sell Verified Transactions Corp.'s internet security software and all other internet business of whatsoever nature and including all future developments of such business for a 25% interest in the joint venture corporation. Verified Capital Corp. will be granted a 5% interest in the joint venture corporation upon the transfer of certain assets.

Upon the closing of the joint venture agreement, our company will be the operator of the joint venture corporation and will contract with Verified Capital Corp. to be the sub-operator.

DESCRIPTION OF THE JOINT VENTURE BUSINESS

The joint venture business will market and sell its licensed software which provides a comprehensive solution to credit card fraud by addressing the security needs of consumer clients, credit card companies, banks and merchants through instant verification that is inexpensive to implement and simple to use.

The software operates through the use of a cellular phone for secured verification of monetary transactions. The software has been developed to include debit card purchases, internet purchases, ATM, passport and mortgage verification.

ACQUISITION OF VERIFIED CAPITAL CORP.

We have also entered into preliminary discussions with Verified Capital Corp. wherein we would acquire either the assets or outstanding shares of common stock of Verified Capital Corp. The parties will jointly determine the optimum structure for the acquisition in order to best satisfy tax planning, regulatory and other considerations, including mutually agreed upon performance based milestones.

The acquisition contemplated by the preliminary discussions is subject to the fulfillment of certain conditions precedent, due diligence and the negotiation of a definitive agreement.

FORWARD LOOKING STATEMENTS

This current report contains "forward-looking statements", as that term is defined in Section 27A of the United States Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this current report which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things:

     *    the closing of the joint venture agreement;
     * the ability to contribute an aggregate of $5,000,000 to the joint venture corporation; and
     *    the acquisition of Verified Capital Corp.

Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainty of financial estimates and projections, the competitive and regulatory environment for start up software companies, stock market conditions, unforeseen technical difficulties and our ongoing ability to operate a business and obtain financing. These forward-looking statements are made as of the date of this current report, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Although we believe that our beliefs, plans, expectations and intentions contained in this current report are reasonable, there can be no assurance that such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our annual report on Form 10-K for the 2008 fiscal year, our quarterly reports on Form 10-Q and our other periodic reports filed from time-to-time with the Securities and Exchange Commission pursuant to the Securities Exchange Act.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

On March 24, 2009, Ralph Santos was appointed as a director of our company.

On March 24, 2009 Manly Shore resigned as president, chief executive officer and chief financial officer of our company and Ralph Santos was appointed president, chief executive officer and chief financial officer of our company.

Mr. Santos is the COO of VerifySmart and President of VerifyGateway. As a specialist consultant for the implementation of large-scale infrastructure initiatives, Ralph has successfully executed numerous projects for an array of companies in industries such as health care, telecommunications, and software development. His experience has been instrumental to Verify's current corporate development and rapid market growth. Ralph will be responsible for the development of the company's e-commerce business.

Our board of directors now consists of Manly Shore and Ralph Santos. There are no family relationships among our directors or executive officers.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

Effective March 19, 2009, we effected a fifteen (15) for one (1) forward stock split of our authorized and issued and outstanding common stock. and the reduction of our authorized common stock As a result, our authorized capital has changed to 250,000,000 shares of common stock with a par value of $0.001 and our issued and outstanding shares have increased from 4,000,000 shares of common stock to 60,000,000 shares of common stock.

Also effective March 19, 2009, we have changed our name from "Treasure Explorations Inc." to "Verify Smart Corp". The change of name was approved by our directors and a majority of our shareholders.

ITEM 7.01. REGULATION FD DISCLOSURE

The name change and forward stock split will become effective with the Over-the-Counter Bulletin Board at the opening for trading on March 24, 2009 under the new stock symbol "VSMR". Our new CUSIP number is 92346H 102.

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
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

3.01      Certificate of Change with respect to the forward stock split

3.02      Certificate of Amendment with respect to the change of name

10.1      Joint  Venture  Agreement  among  Verified  Capital  Corp.,   Verified
          Transactions Corp. and our company dated effective March 25, 2009.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFY SMART CORP.


/s/ Ralph Santos
-------------------------------
Ralph Santos
President

Date: March 25, 2009


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